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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 16, 1994

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                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact name of registrant as specified in its charter)


           Texas                        1-9016                 75-6335572
(State or Other Jurisdiction)  (Commission File Number)   (I.R.S. Employer
of Incorporation                                          Identification Number)

         6220 North Beltline, Suite 205, Irving, Texas            75063
          (Address of Principal Executive Offices)              (zip code)


Registrant's telephone number, including area code: (214) 550-6053
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Item 5.  Other Events

     On November 16, 1994, the Registrant announced that it closed a $14,500,000 financing with AMRESCO Capital Corporation. The financing, which consists of two separate loans of $12,250,000 and $2,250,000, is secured by first liens on two properties held by wholly-owned subsidiaries of the Trust. Each of the loans includes a variable interest rate equal to the 30-day LIBOR rate plus 3.15%, which yields an initial rate of approximately 8.6%. Each loan has a maturity of seven years with a 25-year principal amortization and a cap rate feature which limits the maximum interest rate to 11.375%. Proceeds from the financing will be used by the Trust to defease its outstanding Zero Coupon Notes, retire existing indebtedness and provide funds for general corporate purposes.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

     99.1 Note dated November 15, 1994 in the original principal amount of $12,250,000 with AIP Properties #1 L.P. as Maker and AMRESCO Capital Corporation as Payee.

     99.2 Mortgage, Deed of Trust and Security Agreement dated November 15, 1994 between AIP Properties #1 L.P. and AMRESCO Capital Corporation.

     99.3 Note dated November 15, 1994, in the original principal amount of $2,250,000 with AIP Properties #2 L.P. as Maker and AMRESCO Capital Corporation as Payee.

     99.4 Mortgage, Deed of Trust and Security Agreement dated November 15, 1994 between AIP Properties #2 L.P. and AMRESCO Capital Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN INDUSTRIAL PROPERTIES REIT



                                       /s/ Charles W. Wolcott
                                       -----------------------------------------
                                       Charles W. Wolcott
                                       President and Chief Executive Officer
DATE:  November 22, 1994

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                               Index to Exhibits

                                                                    Sequentially
Exhibit No.           Description                                  Numbered Page
- -----------           -----------                                  -------------

  *99.1 Note dated November 15, 1994 in the original principal amount of $12,250,000 with AIP Properties #1 L.P. as Maker and AMRESCO Capital Corporation as Payee.

  *99.2 Mortgage, Deed of Trust and Security Agreement dated November 15, 1994 between AIP Properties #1 L.P. and AMRESCO Capital Corporation.

  *99.3 Note dated November 15, 1994, in the original principal amount of $2,250,000 with AIP Properties
               #2 L.P. as Maker and AMRESCO Capital Corporation as
               Payee.

  *99.4 Mortgage, Deed of Trust and Security Agreement dated November 15, 1994 between AIP Properties #2 L.P. and AMRESCO Capital Corporation.


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* Filed herewith.